FIRST AMENDMENT TO LOAN MODIFICATION AND SETTLEMENT AGREEMENT

This FIRST AMENDMENT TO THE LOAN MODIFICATION AND SETTLEMENT AGREEMENT (this “Amendment”) is effective as of the 26th day of March, 2010 (the “Effective Date”), by and between Nexity Bank, an Alabama state banking corporation, (“Nexity”) and First National Bancshares, Inc., a South Carolina corporation (“First National”) and amends that certain Loan Modification and Settlement Agreement between Nexity and First National effective as of December 30, 2009 (the “Modification Agreement”).

RECITALS

WHEREAS, pursuant to the Loan Documents (as such term is defined in the Modification Agreement), First National borrowed from Nexity a principal amount of up to $15,000,000.00;

WHEREAS, as of the Effective Date, the outstanding balance of such loan is $9,640,916.66.

WHEREAS, First National defaulted under the Loan Documents for failure to make payment when due and the parties entered into the Modification Agreement to amend the Loan Documents;

WHEREAS, under the Modification Agreement, First National was required to obtain regulatory approval and make payment of the Settlement Amount (as such term is defined in the Modification Agreement) of $3,500,000 plus accrued interest by March 15, 2010;

WHEREAS, First National defaulted under the Modification Agreement for failure to obtain regulatory approval to make payment when due on March 15, 2010 and remains in default as of the Effective Date;

WHEREAS, except as provided herein, Nexity does not intend to, and does not, alter, modify or waive any rights available to it by contract or law;

WHEREAS, First National and Nexity desire to amend the Modification Agreement as provided herein; and

WHEREAS, each of the Recitals set forth above are expressly incorporated into the Agreement section of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Paragraph 3 of the Loan Modification is hereby deleted in its entirety and replaced with the following:

On March 26, 2010, First National shall remit to Nexity via wire transfer
$147,827.38 to satisfy interest owed to Nexity as of December 30, 2009.

2.  Paragraph 4 of the Loan Modification is hereby amended by deleting the words “March 15, 2010” and replacing them with the words “June 15, 2010.”

3.  Except as expressly modified herein, all terms of the Modification Agreement shall be and shall remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of First National to Nexity. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[signature pages follow]

In witness whereof, the undersigned has executed this Amendment as of the Effective Date.

NEXITY BANK, an Alabama state banking corporation

By: /s/ Ken Vassey
Print Name: Ken Vassey
As its: Executive Vice President

STATE OF                                                            )
)
                                                               COUNTY)

I, the undersigned, a Notary Public in and for said county in said state, hereby certify that                                     , whose name as                                 of Nexity Bank is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being fully informed of the contents of the above and foregoing instrument, he, with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

Given under my hand and seal on this
 the     day of                      , 2010.

Notary Public: ____________________
My commission expires: ____________

FIRST NATIONAL BANCSHARES, INC., a South Carolina corporation

By: /s/ J. Barry Mason
Print Name: J. Barry Mason
As its: President & Chief Executive Officer

STATE OF                                                            )
)
                                                               COUNTY)

I, the undersigned, a Notary Public in and for said county in said state, hereby certify that                                                  , whose name as                                    of First National Bancshares, Inc. is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being fully informed of the contents of the above and foregoing instrument, he/she, with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

Given under my hand and seal on this
 the        day of                 , 2010.

Notary Public: ____________________
My commission expires: ____________